                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 29, 2000

                             INSIGNIA SOLUTIONS PLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                ENGLAND AND WALES
                 (STATE OF OTHER JURISDICTION OF INCORPORATION)

              0-27012                          NOT APPLICABLE
      (Commission File Number)                (I.R.S. employer
                                           identification number)

                    ------------------------------------

            41300 CHRISTY STREET                           INSIGNIA HOUSE
                  FREMONT                                THE MERCURY CENTRE
           CALIFORNIA 94538-3115                     WYCOMBE LANE, WOOBURN GREEN
          UNITED STATES OF AMERICA                  HIGH WYCOMBE, BUCKS HP10 0HH
                                                           UNITED KINGDOM

    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND PRINCIPAL PLACES OF BUSINESS)


                                  (510) 360-3700
                                 (44) 1628-539500

              (REGISTRANT'S TELEPHONE NUMBERS, INCLUDING AREA CODE)


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ITEM 5--OTHER EVENTS

         On November 24, 2000, Insignia Solutions plc (the "Company") closed a private placement of 3,600,000 of the Company's units to 23 accredited investors at the purchase price of $5.00 per unit (the "Private Placement"). Each unit consisted of one American depositary share ("ADS"), representing one ordinary share, nominal value 20 pence per share, of the Company, and a warrant (the "Warrants") to purchase 0.5 ADS at an exercise price equal to the lower of $6.00 per share and a 10% discount of the average closing sale price of the Company's ADSs for the 10 trading days ending on the day preceding the day the Company is informed of an intent to exercise. The investors included several institutional investors, a director of the company and members of his family, and strategic investors, Sun Microsystems, Inc. and BSQUARE Corporation. The Warrants expire on November 24, 2003. However, subject to certain conditions, if the closing sale price of the ADSs quoted on the Nasdaq National Market System exceeds $9.00 per share for any thirty
(30) consecutive trading days, the Company may cancel the Warrants upon sixty
(60) days prior written notice.

         As compensation for the Private Placement, the Company (i) issued five-year warrants ("Placement Agent Warrant") to purchase 225,000 shares of the Company's ADSs at an exercise price of $5.00 per share, and (ii) paid a cash compensation equal to six percent (6%) of the gross proceeds received by the Company in the Private Placement, to Jefferies & Company, Inc., the placement agent (the "Placement Agent").

         Pursuant to the Subscription Agreements between the Company and each of the investors, dated November 22, 2000 (the "Subscription Agreement"), and the Warrant Agreement between the Company and the Placement Agent, dated November 24, 2000 (the "Warrant Agreement"), the Company has also agreed to register the ADSs, including the ADSs issuable upon exercise of the Warrants and the Placement Agent Warrants, under the Securities Act of 1933, as amended, for the resale by the investors and the Placement Agent. The Company has agreed to file the registration statement with the Securities and Exchange Commission (the "SEC") by no later than 10 days after the closing. In the event the registration statement is not declared effective by the SEC by February 22, 2001, the Company shall issue to the investors for payment of the nominal value, 0.07 ADS for each unit purchased in the Private Placement. In addition, the Company shall issue to the investors for payment of the nominal value 0.02 ADS for each unit purchased in the Private Placement for each month thereafter until the registration statement is declared effective by the SEC.

         A form of the Subscription Agreement and Warrants and the Warrant Agreement and the Placement Agent Warrant are filed as Exhibits to this Report. These documents are incorporated herein by this reference.

ITEM 7--FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

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         (c)      Exhibits.

                  The following exhibits are filed as part of this Report:

  EXHIBIT
  NUMBER                                                      EXHIBIT TITLE
-----------------------------------------------------------------------------------------------------------------
 4.11 --Form of ADSs Purchase Warrant issued to the Investors in the Private
        Placement

 4.12 --ADSs Purchase Warrant issued to Jefferies & Company, Inc., dated November
        24, 2000

10.52 --Form of Subscription Agreement for the Purchase of units by the investors in the Private Placement

10.53 --Warrant Agreement, dated as of November 24, 2000, between Insignia
        Solutions plc and Jefferies & Company, Inc.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 29, 2000                       Insignia Solutions plc





                                                By:  /s/ Stephen M. Ambler
                                                --------------------------
                                                Stephen M. Ambler
                                                Senior Vice President, Chief
                                                Financial Officer and Secretary

                                INDEX TO EXHBITS

  EXHIBIT
  NUMBER                                                                EXHIBIT TITLE
----------------------------------------------------------------------------------------------------------------
 4.11 --Form of ADSs Purchase Warrant issued to the Investors in the Private
        Placement

 4.12 --ADSs Purchase Warrant issued to Jefferies & Company, Inc., dated November
        24, 2000

10.52 --Form of Subscription Agreement for the Purchase of units by the investors in the Private Placement

10.53 --Warrant Agreement, dated as of November 24, 2000, between Insignia
        Solutions plc and Jefferies & Company, Inc.